SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        11/25/02


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-J7 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On November 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        11/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       11/25/02


GMACM Mortgage Loan Trust
  Series 2002-J7

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     November 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	20,000,000.00	20,000,000.00	222,446.32
A-2	7,499,999.00	7,499,999.00	94,672.75
A-3	20,000,000.00	20,000,000.00	283,746.75
A-4	26,613,000.00	26,613,000.00	0.00
A-5	843,370.00	843,370.00	0.00
A-6	57,250,000.00	57,250,000.00	0.00
A-7	620,000.00	620,000.00	0.00
A-8	32,435,937.00	32,435,937.00	0.00
A-9	33,436,000.00	33,436,000.00	0.00
A-10	35,204,521.00	35,204,521.00	0.00
A-11	15,000,000.00	15,000,000.00	196,989.22
A-12	167,290,480.00	167,290,480.00	1,764,911.18
A-13	10,000,000.00	10,000,000.00	141,865.58
A-14	30,000,000.00	30,000,000.00	316,499.39
A-15	412,063.00	412,063.00	0.00
A-16	2,130,000.00	2,130,000.00	0.00
A-17	125,000,000.00	125,000,000.00	1,515,307.36
PO	189,932.00	189,932.00	196.84
IO	593,996,949.00	593,996,949.00	0.00
M-1	8,400,000.00	8,400,000.00	7,871.40
M-2	3,600,000.00	3,600,000.00	3,373.46
M-3	2,100,000.00	2,100,000.00	1,967.85
B-1	1,200,000.00	1,200,000.00	1,124.49
B-2	900,000.00	900,000.00	843.36
B-3	1,214,465.00	1,214,465.00	1,138.04
R-1	50.00		50.00		50.00
R-2	50.00		50.00		50.00

Total	600,496,497.00	600,496,497.00	4,553,053.99








     Pass-Through Rate    Interest Distribution
A-1	5.75		95,833.33
A-2	8.5		53,124.99
A-3	5.5		91,666.67
A-4	5.5		121,976.25
A-5	5.68		3,991.95
A-6	5.75		274,322.92
A-7	5.75		2,970.83
A-8	5.75		155,422.20
A-9	5.75		160,214.17
A-10	5.75		168,688.33
A-11	5.75		71,875.00
A-12	5.75		801,600.22
A-13	5.75		47,916.67
A-14	5.75		143,750.00
A-15	0		0.00
A-16	5.75		10,206.25
A-17	5.625		585,937.50
PO	0		0.00
IO	0.519068	256,937.20
M-1	5.75		40,250.00
M-2	5.75		17,250.00
M-3	5.75		10,062.50
B-1	5.75		5,750.00
B-2	5.75		4,312.50
B-3	5.75		5,819.31
R-1	5.75		0.34
R-2	5.75		0.24

Total			3,129,879.37











            Ending Balance
A-1	19,777,553.68
A-2	7,405,326.25
A-3	19,716,253.25
A-4	26,613,000.00
A-5	843,370.00
A-6	57,250,000.00
A-7	620,000.00
A-8	32,435,937.00
A-9	33,436,000.00
A-10	35,204,521.00
A-11	14,803,010.78
A-12	165,525,568.82
A-13	9,858,134.42
A-14	29,683,500.61
A-15	412,063.00
A-16	2,130,000.00
A-17	123,484,692.64
PO	189,735.16
IO	589,450,603.36
M-1	8,392,128.60
M-2	3,596,626.54
M-3	2,098,032.15
B-1	1,198,875.51
B-2	899,156.64
B-3	1,213,326.96
R-1	0.00
R-2	0.00

Total	595,943,443.01









     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NUS7	11.12231618	4.791666667	988.8776838
A-2	36185NUT5	12.62303529	7.083333333	987.3769647
A-3	36185NUU2	14.18733728	4.583333333	985.8126627
A-4	36185NUV0	0		4.583333333	1000
A-5	36185NUW8	0		4.733333333	1000
A-6	36185NUX6	0		4.791666667	1000
A-7	36185NUY4	0		4.791666667	1000
A-8	36185NUZ1	0		4.791666667	1000
A-9	36185NVA5	0		4.791666667	1000
A-10	36185NVB3	0		4.791666667	1000
A-11	36185NVC1	13.13261482	4.791666667	986.8673852
A-12	36185NVD9	10.54997978	4.791666667	989.4500202
A-13	36185NVE7	14.1865578	4.791666667	985.8134422
A-14	36185NVF4	10.54997978	4.791666667	989.4500202
A-15	36185NVG2	0		0		1000
A-16	36185NVH0	0		4.791666667	1000
A-17	36185NVJ6	12.12245886	4.6875		987.8775411
PO	36185NVK3	1.036359466	0		998.9636405
IO	36185NVL1	0		0.432556423	992.3461801
R-1	36185NVM9	1000		6.861309047	0
R-2	36185NVN7	1000		4.791666667	0
M-1	36185NVP2	0.937070924	4.791666667	999.0629291
M-2	36185NVQ0	0.937070924	4.791666667	999.0629291
M-3	36185NVR8	0.937070924	4.791666667	999.0629291
B-1	36185NVS6	0.937070924	4.791666667	999.0629291
B-2	36185NVT4	0.937070924	4.791666667	999.0629291
B-3	36185NVU1	0.937070924	4.791666667	999.0629291

Total			7.582149126	5.212152586	992.4178509




Group 1
Cut-Off Date Balance						600,496,497.21
Beginning Aggregate Pool Stated Principal Balance		600,496,497.21
Ending Aggregate Pool Stated Principal Balance			595,943,443.23
Beginning Aggregate Certificate Stated Principal Balance	600,496,497.00
Ending Aggregate Certificate Stated Principal Balance		595,943,443.02
Beginning Aggregate Loan Count					1,426.00
Loans Paid Off or Otherwise Removed Pursuant to PSA		8.00
Ending Aggregate Loan Count					1418
Beginning Weighted Average Loan Rate (WAC)			0.07
Ending Weighted Average Loan Rate (WAC)				0.07
Beginning Net Weighted Average Loan Rate			0.06
Ending Net Weighted Average Loan Rate				6.26%
Weighted Average Maturity (WAM) (Months)			355.00
Servicer Advances						0.00
Aggregate Pool Paid-in-fulls					3,724,378.31
Aggregate Pool Curtailment Principal				265949.19
Pool Prepayment Rate						7.6959 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall	1,763.56
Compensation for Gross PPIS from Servicing Fees	1,763.56
Other Gross PPIS Compensation			0
Total Net PPIS (Non-Supported PPIS)		0


Master Servicing Fees Paid	123,340.00
Insurance Premium(s) Paid	3,502.86
Total Fees			126,842.85

Delinquency			30-59 	60-89 	90+ 	Totals
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00	0.00%

Foreclosure
Scheduled Principal Balance	0.00	0.00	0.00	0.00
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				0.00%
Percentage of Total Pool Balance			0.00%
Current Realized Losses					0.00%
Additional Gains (Recoveries)/Losses			0
Total Realized Losses					0


Subordination/Credit Enhancement	Information

Protection			Original	Current
Bankruptcy Loss			0		0
Bankruptcy Percentage		0.00%		0.00%
Credit/Fraud Loss		0		12,009,929.94
Credit/Fraud Loss Percentage	0.00%		2.02%
Special Hazard Loss		0.00%		0
Special Hazard Loss Percentage	0.00		0.00%

Credit Support			Original	Current
Class A				583082032.00	578545296.61
Class A Percentage		97.10%		97.08%
Class M-1			8400000.00	8392128.60
Class M-1 Percentage		1.40%		1.41%
Class M-2			3600000.00	3596626.54
Class M-2 Percentage		0.60%		0.60%
Class M-3			2100000.00	2098032.15
Class M-3 Percentage		0.35%		0.35%
Class B-1			1200000.00	1198875.51

Credit Support			Original	Current
Class B-1 Percentage		0.20%		0.20%
Class B-2			900,000.00	899,156.64
Class B-2 Percentage		0.15%		0.15%
Class B-3			1,214,465.00	1,213,326.96
Class B-3 Percentage		0.20%		0.20%



	Reserve Fund Information

ROUNDING ACCOUNT
					0
Beginning Balance			0
					0
DepositsAccrued Interest		0
WithdrawalsEnding			0
Balance



        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Loan Trust
  Series 2002-J7


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA